UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2004

BSQUARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 110th Ave NE, Suite 200
Bellevue, Washington 98004
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

BSQUARE CORPORATION
FORM 8-K
July 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, BSQUARE Corporation announced its financial results for the quarter ended June 30, 2004. A copy of BSQUARE’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION
Date: July 29, 2004	By:	/s/ Scott C. Mahan
Scott C. Mahan
Vice President Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated July 29, 2004, issued by BSQUARE Corporation